FUS P1 P2 01/20

SUPPLEMENT DATED JANUARY 31, 2020

TO THE PROSPECTUSES

dated May 1, 2019 of

FRANKLIN U.S. GOVERNMENT SECURITIES VIP Fund

 (a series of Franklin Templeton Variable Insurance Products Trust)

On January 31, 2020, Neil Dhruv, one of the portfolio managers of the Fund, became a portfolio manager of Franklin Advisers, Inc., the Fund’s investment adviser.  Prior to that date, Mr. Dhruv was a portfolio manager of the Fund’s sub-adviser, Franklin Templeton Institutional, LLC.  In light of this change, the prospectus is amended as follows:

I.  The “Fund Summaries – Sub-Advisor” section on page FUS-S4 is deleted in its entirety.

II.  The “Fund Summaries – Portfolio Managers” section on page FUS-S4 is replaced with the following:

Paul Varunok   Portfolio Manager of Advisers and portfolio manager of the Fund since 2004.

Neil Dhruv   Portfolio Manager of Advisers and portfolio manager of the Fund since October 2019.

III.  The “Fund Details – Management” section on page FUS-D5 is revised to remove the paragraph relating to the sub-advisory agreement between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC with respect to the Fund.

IV.  The portfolio management team under the “Fund Details – Management” section on page FUS-D5 is replaced with the following:

The Fund is managed by the following dedicated professionals focused on investments in U.S. government securities:

Paul Varunok

Portfolio Manager of Advisers

Mr. Varunok has been portfolio manager of the Fund since 2004 and assumed the duties of co-lead portfolio manager in October 2019. He joined Franklin Templeton in 2001.

Neil Dhruv

Portfolio Manager of Advisers

Mr. Dhruv has been co-lead portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2002.

As co-lead portfolio managers, Messrs. Varunok and Dhruv have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.